EXHIBIT 99.2


                             IN RE: FN ESTATE, INC.
                                    DEBTORS.

                                CASE NO. 03-23143

                        REPORTING PERIOD: FEBRUARY, 2005



             PRIVILEGED AND CONFIDENTIAL INFORMATION MAY BE INCLUDED

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                            Reporting Period: February, 2005

                                                           FN ESTATE, INC.
                                                       MONTHY OPERATING REPORT
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------

                     FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.                ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                                  MOR - 1                      X
------------------------------------------------------------------------------------------------------------------------------------
       Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR - 1 (CON'T)              X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of Bank Statements                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
       Cash disbursements journals                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                                      MOR - 2                      X
------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET                                                                MOR - 3                      X
------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
       Copies of tax returns filed during reporting period                                                X
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF UNPAID POST PETITION DEBTS                                        MOR - 4                      X
------------------------------------------------------------------------------------------------------------------------------------
       Listing of aged accounts payable                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING                                 MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                         MOR - 5                      X
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Debtor                                                                                Date

-----------------------------------------------------------------------------                      ---------------------------------
Signature of Joint Debtor                                                                          Date

/s/ Tamie Barsky                                                                                   5/19/05
-----------------------------------------------------------------------------                      ---------------------------------
Signature of Authorized Individual*                                                                Date

Tamie Barsky                                                                                       Administrative Agent
-----------------------------------------------------------------------------                      ---------------------------------
Printed Name of Authorized Individual                                                              Title of Authorized Individual


                                                               Page 2

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                        Case No. 03-23143
Debtors.                                       Reporting Period : February, 2005

                                 FN ESTATE, INC.
                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                       CURRENT      CUMULATIVE
                                                        MONTH     FILING TO DATE
--------------------------------------------------------------------------------
                                                        ACTUAL        ACTUAL
--------------------------------------------------------------------------------
 CASH - BEGINNING OF MONTH *                       $ 3,411,312    $    938,508
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 RECEIPTS:
 Collection of Accounts Receivable                       9,880      12,918,048
 Asset Sale Proceeds (Net)                                  --       6,512,269
 Other                                                 139,292       7,010,691
--------------------------------------------------------------------------------
    TOTAL RECEIPTS                                     149,172      26,441,008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DISBURSEMENTS:
--------------------------------------------------------------------------------
 Payroll and Related Benefits                           37,490       5,714,748
 Travel and Entertainment                                    2          87,527
 Insurance                                                  --         220,780
 Utilities                                                  --       9,633,543
 Occupancy                                               2,901         760,638
 Other                                                      --             537
 G&A                                                   145,144       7,586,797
--------------------------------------------------------------------------------
    TOTAL DISBURSEMENTS                                185,537      24,004,569
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET CASH FLOW                                         (36,365)      2,436,439
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CASH - END OF MONTH                               $ 3,374,947    $  3,374,947
--------------------------------------------------------------------------------

* ENDING CASH INCLUDES RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE, (HSBC ACCOUNT).


                     THE FOLLOWING SECTION MUST BE COMPLETED

--------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                    185,537
--------------------------------------------------------------------------------
Less: Transfers to Debtor In Possession Accounts
--------------------------------------------------------------------------------
Plus: Estate Disbursements Made by Outside
      Sources (i.e. from escrow accounts)
--------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES                                                         185,537
--------------------------------------------------------------------------------

                                               UNITED STATES BANKRUPTCY COURT
                                              EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                  Case No. 03-23143
Debtors.                                                                                Reporting  Period : February, 2005

                                                           FN ESTATE, INC.
                                                         BANK RECONCILIATION
                                                         ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------------------------------------------------
                                                            BANK ACCOUNTS
----------------------------------------------------------------------------------------------------
                     WACHOVIA
                     OPERATING                    CORP         JANNEY      PETTY
                     DIP            HSBC *        DEBIT      MONTGOMERY     CASH      TOTAL
                     -------------------------------------------------------------------------------
BALANCE
 PER BOOKS           $2,450,923.02  $314,247.85   $ 98.97   $609,222.81    $454.43    $3,374,947.08

BANK BALANCE         $2,467,702.26  $314,247.85   $ 98.97   $609,222.81    $454.43    $3,391,726.32
 Plus:
  Deposits
   In Transit                                                                                    --
 Less: Outstanding
  Checks                (16,779.24)                                                      (16,779.24)

 Other: Adjustment                                                                               --
                     -------------------------------------------------------------------------------
BALANCE PER BOOKS    $2,450,923.02  $314,247.85   $ 98.97   $609,222.81    $454.43    $3,374,947.08
                     ===============================================================================


* BANK ACCOUNT HSBC REPRESENTS RESTRICTED CASH RELATED TO APPLIED THEORY ESTATE.

EXPLANATIONS:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                               Page 4

                                                   UNITED STATES BANKRUPTCY COURT
                                                  EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                                            Case No. 03-23143
Debtors.                                                                                          Reporting  Period : February, 2005
                                                           FN ESTATE, INC.
                                             DISBURSEMENTS FOR PERIOD 2/01/05 TO 02/28/05
                                                         ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------------------------
 TRX DATE    JRNL NO.    AUDIT TRAIL   TRANSACTION        REFERENCE                             NAME                      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
    2/3/2005  476,672   PMTRX00002435    ACH              Nov, Dec,Jan fax invoice       VERIZON                             667.86
    2/4/2005  476,673   PMTRX00002436    ACH              Dec04 USLEC rent inv           US LEC                            2,460.00
    2/4/2005  476,680   PMCHK00001461    ACH              Payroll fees                   ADP                                 195.00
    2/4/2005  476,681   PMCHK00001461    ACH              Investor communication         ADP                                 440.83
    2/4/2005  476,682   PMCHK00001461    Check            US LEC                         Stock Trans                         450.00
    2/4/2005  476,684   CMTRX00003114    Check            Capital Recovery Corporation   ADP                                 154.67
    2/7/2005  476,686   CMTRX00003116    Check            Central Self Storage           ADP                               3,514.04
    2/8/2005  476,688   CMTRX00003117    ACH              Payroll ck date 2/10/05        ADP                              11,543.76
    2/9/2005  476,689   PMTRX00002438    ACH              Reed Smith fees Aug-Nov04      Reed Smith Shaw & McClay        149,339.42
   2/10/2005  476,694   CMTRX00003118    ACH              Payroll Taxes ck date 2/10/05  ADP                               7,572.00
   2/18/2005  476,734   CMTRX00003120    ACH              Payroll fees 2/6/05            ADP                                 112.32
   2/22/2005  476,744   CMTRX00003122    ACH              Payroll ck date 2/24/05        ADP                               5,382.32
   2/23/2005  476,746   PMTRX00002440    ACH              Rossini commis                 Dun & Bradstreet                     64.18
   2/23/2005  476,747   PMTRX00002441    ACH              1/15 to 2/22 IT support        Rufus Harvey                        337.50
   2/24/2005  476,753   CMTRX00003123    ACH              Payroll taxes ck date 2/24/05  ADP                               2,814.45
   2/24/2005  476,754   CMTRX00003123    ACH              2004 Tax reports               ADP                                 297.63
   2/25/2005  476,755   CMTRX00003124    ACH              Payroll fees 1/31/05           ADP                                  55.00


Other
  various                                                 Bank Service Charges                                               135.82

                                                                                                                       -------------
Total Disbursements                                                                                                    $ 185,536.80


                                                               Page 5

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                       Reporting Period : February, 2005

                                 FN ESTATE, INC.
                             STATEMENT OF OPERATIONS
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                                      CUMULATIVE
                                                     FEBRUARY     FILING TO DATE
--------------------------------------------------------------------------------
Net Revenues                                       $         --    $ 15,520,301
Cost of Sales                                                --      10,981,525
                                                   -----------------------------
  GROSS MARGIN                                     $         --    $  4,538,776

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES:
  Marketing & Selling Expenses                     $         --    $    932,435
  G&A Payroll Expenses                                   20,489       4,092,716
  Occupancy Expenses                                      2,445         417,881
  Bankruptcy Expenses                                    66,819       3,553,478
  General and Administrative Expenses                    18,726       3,807,735
  Depreciation and Amortization                              --       2,594,695
                                                   -----------------------------
     TOTAL SG&A EXPENSES                           $    108,480    $ 15,398,939
                                                   -----------------------------
  Operating Income (Loss)                          $   (108,480)   $(10,860,163)

OTHER INCOME (EXPENSE):
  Interest Expense                                 $         --    $  3,720,371
  Interest Income                                         2,610         (21,759)
  Other                                                      --      (6,265,690)
  Impairment  / Restructuring Charges                        --      17,053,482
  Discharge of Indebtedness                                   0               0
                                                   -----------------------------
TOTAL OTHER INCOME (EXPENSE)                       $      2,610    $ 14,486,405


                                                   -----------------------------
Net Income Including Reorganization Items          $   (105,869)   $  3,626,242
================================================================================

REORGANIZATION ITEMS:
Professional Fees                                  $     66,819    $     66,819
U.S. Trustee Quarterly Fee                                   --       3,475,409
Interest Earned on Accumulated Cash from Ch.11               --          14,500
Gain (Loss) From Sale of Equipment                           --              --
Gain on pre-petition real estate valuation                   --              --
                                                   -----------------------------
TOTAL REORGANIZATION ITEMS                         $     66,819    $  3,556,728

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                       Reporting Period : February, 2005

                                 FN ESTATE, INC.
                                  BALANCE SHEET
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
ASSETS                                                          REPORTING MONTH
--------------------------------------------------------------------------------
CURRENT ASSETS
  Cash & Cash Equivalents                                         $   3,060,699
  Restricted Cash                                                       314,248

  Accounts Receivable                                                 2,552,957
  Less: Allowance for doubtful accounts                               2,512,596
                                                                  --------------
    NET ACCOUNTS RECEIVABLE                                              40,361

  Prepaid and Other Current Assets                                      126,305

  Notes and Other Receivables  - US Lec                                      --

  Property and Equipment, net                                               850
  Other Assets                                                          649,944
                                                                  --------------
    TOTAL ASSETS                                                  $   4,192,408
================================================================================

--------------------------------------------------------------------------------
                                                               BOOK VALUE AT END
                                                                   OF CURRENT
LIABILITIES & STOCKHOLDERS' EQUITY                              REPORTING MONTH
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE:
  Accounts Payable                                                $      94,458
  Other Accrued Liabilities                                           2,373,875
  Deferred Revenue                                                           --
                                                                  --------------
                                                                      2,468,332

  Other Liabilities                                                      13,662
                                                                  --------------
    TOTAL POSTPETITION LIABILITIES                                    2,481,994

    DUE TO RELATED COMPANIES                                         12,086,238

LIABILITIES SUBJECT TO COMPROMISE:
  Secured Debt                                                            7,061
  Priority Debt                                                          32,844
  Unsecured Debt                                                     16,267,005
                                                                  --------------
    TOTAL PRE-PETITION LIABILITIES                                   16,306,910

STOCKHOLDERS' EQUITY:
  Common and Preferred Stock                                         78,434,584
  Note Receivable                                                       (75,880)
  Accumulated deficit                                              (103,614,186)
  Treasury Cost                                                      (1,427,252)
                                                                  --------------
      TOTAL SHAREHOLDERS EQUITY                                     (26,682,734)

                                                                  --------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          $   4,192,408
================================================================================

                                         UNITED STATES BANKRUPTCY COURT
                                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                          Case No. 03-23143
Debtors.                                                                         Reporting Period : February, 2005

                                                FN ESTATE, INC.
                                          STATUS OF POSTPETITION TAXES
                                              ($ IN REAL NUMBERS)
------------------------------------------------------------------------------------------------------------------
                                    BEGINNING       AMOUNT
                                       TAX          WITHHELD        AMOUNT                   CHECK NO.  ENDING TAX
                                    LIABILITY      OR ACCRUED        PAID       DATE PAID     OR EFT    LIABILITY
------------------------------------------------------------------------------------------------------------------
FEDERAL
==================================================================================================================
Withholding                       $         --   $   5,376.59   $  5,376.59    2/10, 2/24/05    EFT   $         --
FICA - Employee                             --       1,941.94      1,941.94    2/10, 2/24/05    EFT             --
FICA - Employer                       1,249.39       1,363.61      1,941.92    2/10, 2/24/05    EFT         671.08
Unemployment                             33.60         (33.60)           --                                     --
Income                                      --                                                                  --
Other                                       --                                                                  --
------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES            $   1,282.99   $   8,648.54   $  9,260.45                           $     671.08
==================================================================================================================
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
Withholding                       $         --   $   1,033.16   $  1,033.16    2/10, 2/24/05    EFT   $         --
Sales                                  (304.76)            --            --                                (304.76)
Excise                                      --                                                                  --
Unemployment and Disability             140.03        (117.18)        22.85    2/10, 2/24/05    EFT          (0.00)
Real Property                               --                                                                  --
Personal Property                           --                                                                  --
Other: OPT                               30.00          84.00                                               114.00
       State Corp                           --                                                                  --
       Local                                --                                                                  --
------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL          $    (134.73)  $     999.98   $  1,056.01                           $    (190.76)
------------------------------------------------------------------------------------------------------------------
Total Taxes                       $   1,148.26   $   9,648.52   $ 10,316.46                           $     480.32
==================================================================================================================


                                     SUMMARY OF UNPAID POST PETITION DEBTS
                                              ($ IN REAL NUMBERS)
-------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF DAYS PAST DUE
                                              ---------------------------------------------------------------------
                                                   0 - 30      31 - 60       61 - 90        OVER 90         TOTAL
-------------------------------------------------------------------------------------------------------------------
Accounts Payable                              $  19,995.63   $      0.00   $      0.00   $  25,838.62  $  45,834.25
Wages Payable                                     8,781.10                                                 8,781.10
Taxes Payable                                       480.32                                                   480.32
Rent / Leases - Building                                --            --            --       3,137.96      3,137.96
Rent / Leases - Equipment                               --            --            --       5,571.17      5,571.17
Secured Debt / Adequate Protection Payments                                                                      --
Professional Fees                                                     --            --      39,188.69     39,188.69
Amounts Due to Insiders *                                                                                        --
Other:                                                                                                           --
Other:                                                                                                           --
--------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                      $  29,257.05   $        --   $        --   $  73,736.44  $ 102,993.49
====================================================================================================================
* "INSIDER" IS DEFINED IN 11 U.S.C. SECTION 101(31)

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                     Page 8

                                      UNITED STATES BANKRUPTCY COURT
                                     EASTERN DISTRICT OF PENNSYLVANIA

In re:  FN Estate, Inc.                                                                             Case No. 03-23143
Debtors.                                                                             Reporting Period: February, 2005

                                               FN Estate, Inc
                       POST-PETITION ACCOUNTS PAYABLE AGING AS OF FEBRUARY 28, 2005
                                                                                       31 to  61 to  91 to
     Vendor ID                  Name            Class ID         Balance      Current   60     90     120   Over 120
----------------------------------------------------------------------------------------------------------------------
DFS-001-5684657      DELL FINANCIAL SERVICES         NET 30      5,571.17      0.00    0.00    0.00   0.00   5,571.17
                                                                ------------------------------------------------------
                                                                 5,571.17      0.00    0.00    0.00   0.00   5,571.17

GATEWAY-SL           Gateway Realty New Jersey LLC  NET 30       2,250.00      0.00    0.00    0.00   0.00   2,250.00
GOSNELL PROP-NA      Gosnell Properties, Inc.       NET 30         260.58      0.00    0.00    0.00   0.00     260.58
BRIDGEWATER          Bridgewater Place, L.L.C.      NET 30         335.04      0.00    0.00    0.00   0.00     335.04
STATETOWER           State Tower of Syracuse Assoc  NET 30          32.34      0.00    0.00    0.00   0.00      32.34
RALPHPARKING         Ralph Parking Company          NET 30         135.00      0.00    0.00    0.00   0.00     135.00
WILDER               WILDER 4 CORNERS ASSOCIATES    NET 30         125.00      0.00    0.00    0.00   0.00     125.00
                                                                ------------------------------------------------------
                                                                 3,137.96      0.00    0.00    0.00   0.00   3,137.96

COZEN & OCONNOR      Cozen & OConnor                NO TERMS     3,479.02      0.00    0.00    0.00   0.00   3,479.02
J B EDWARDS FIN      J B Edwards Financial                         709.67      0.00    0.00    0.00   0.00     709.67
RSM MCGLADREY        RSM McGladrey, Inc.             NET 30     35,000.00 20,000.00    0.00    0.00   0.00  15,000.00
                                                                ------------------------------------------------------
                                                                39,188.69 20,000.00    0.00    0.00   0.00  19,188.69

ADELP5310000014      Adelphia Business Solutions     NET 45        955.21      0.00    0.00    0.00   0.00     955.21
ADELP5330000030      Adelphia Business Solutions     NET 45      3,727.14      0.00    0.00    0.00   0.00   3,727.14
ATT6109540488        AT&T                             MAIN          35.40      0.00    0.00    0.00   0.00      35.40
ATT80020301505       AT&T                            NET 45      6,190.55      0.00    0.00    0.00   0.00   6,190.55
CONESTOGATELECO      Conestoga Tel. & Tel. Co.       NET 45        410.49      0.00    0.00    0.00   0.00     410.49
CTSI7170846610       CTSI                            NET 45      1,870.38      0.00    0.00    0.00   0.00   1,870.38
ADELPH526000018      PECO ADELPHIA                   NET 45        316.22      0.00    0.00    0.00   0.00     316.22
PECO5260000035       Peco Adelphia Communications    NET 45        845.71      0.00    0.00    0.00   0.00     845.71
PECO5320000002       Peco/Hyperion-Allentown         NET 45     19,877.17      0.00    0.00    0.00   0.00  19,877.17
SPRINT               Sprint                           MAIN         365.36      0.00    0.00    0.00   0.00     365.36
TELCOV521000018      TELCOVE                         NET 45        198.60      0.00    0.00    0.00   0.00     198.60
VERIZON84545251      VERIZON                         NET 30         (4.37)    (4.37)   0.00    0.00   0.00       0.00
                                                                ------------------------------------------------------
                                                                34,787.86     (4.37)   0.00    0.00   0.00  34,792.23

CITY OF GRAND R      City of Grand Rapids            NET 30        988.66      0.00    0.00    0.00   0.00     988.66
BARZLINDAK-CR        Linda Barz                     NO TERMS        23.90      0.00    0.00    0.00   0.00      23.90
MERCANTEC            Mercantec, Inc.                  MAIN       8,381.25      0.00    0.00    0.00   0.00   8,381.25
PECOENERGY-NR        Peco Energy                    NO TERMS     1,652.58      0.00    0.00    0.00   0.00   1,652.58
                                                                ------------------------------------------------------
                                                                11,046.39      0.00    0.00    0.00   0.00  11,046.39

                                                                ------------------------------------------------------
Totals                                                          93,732.07 19,995.63    0.00    0.00   0.00  73,736.44
======================================================================================================================

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: FN Estate, Inc.                                         Case No. 03-23143
Debtors.                                       Reporting Period : February, 2005

                                 FN ESTATE, INC.
                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               ($ IN REAL NUMBERS)
--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------  ------------
Total Accounts Receivable at the beginning of the reporting period  $ 2,562,642
+ Amounts billed during the period                                           --
- Amounts collected during the period                                    (9,880)
+ Adjustments (Credit Memos, Debit Memos, journal entries)                  195
+ Other Adjustments
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD        $ 2,552,957
================================================================================

------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE AGING                                              AMOUNT
------------------------------------------------------------------  ------------
0 - 30 days old                                                     $        --
31 - 60 days old                                                           (214)
61 - 90 days old                                                         (9,235)
91+ days old                                                          2,562,406
------------------------------------------------------------------  ------------
TOTAL ACCOUNTS RECEIVABLE                                             2,552,957
Amount considered uncollectable (Bad Debt)                           (2,512,596)
------------------------------------------------------------------  ------------
ACCOUNTS RECEIVABLE (NET) (EXCLUDING ACCRUALS)                      $    40,361
================================================================================



                              DEBTOR QUESTIONNAIRE

Please provide an explanation below for any yes answers.
--------------------------------------------------------------------------------
    MUST BE COMPLETED EACH MONTH                                     YES     NO
-------------------------------------------------------             -----  -----
1.  Have any assets been sold or transferred
    outside the normal course of business this
    reporting period?                                                        X
-------------------------------------------------------             -----  -----
2.  Have any funds been disbursed from any
    account other than a debtor in possession
    accounts this reporting period?                                          X
-------------------------------------------------------             -----  -----
3.  Have any prepetition taxes been paid
    during the reporting period?                                             X
-------------------------------------------------------             -----  -----
4.  Have all postpetition tax returns been
    timely filed?                                                     X
-------------------------------------------------------             -----  -----
5.  Are any postpetition real estate taxes
    past due?                                                                X
-------------------------------------------------------             -----  -----
6.  Are any postpetition state or federal
    income taxes past due?                                                   X
-------------------------------------------------------             -----  -----
7.  Are any postpetition payroll taxes past due?                             X
-------------------------------------------------------             -----  -----
8.  Are any other postpetition taxes past due?                               X
-------------------------------------------------------             -----  -----
9.  Are any amounts owed to postpetition
    creditors past due?                                                      X
-------------------------------------------------------             -----  -----
10. Have any postpetition loans been received
    by the debtor from any party?                                            X
-------------------------------------------------------             -----  -----
11. Have any payments been made on prepetition
    liabilities this reporting period?                                       X
-------------------------------------------------------             -----  -----
12. Are any wage payments past due?                                          X
-------------------------------------------------------             -----  -----
13. Are any postpetition receivable (accounts,
    notes, or loans) due from related parties?                               X
-------------------------------------------------------             -----  -----

EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                     Page 10